UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CHANTICLEER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

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Chanticleer Holdings, Inc.

11220 Elm Lane, Suite 203

Charlotte, NC  28277

NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD JULY 10, 2013

Dear Stockholders:

Notice is hereby given that an Annual Meeting of Stockholders of Chanticleer Holdings, Inc., a Delaware corporation (“we”, “us” or the “Company”), will be held at 9:00 a.m. local time on August 9, 2013 at the Company’s headquarters, 11220 Elm Lane, Suite 203, Charlotte, NC 28277, to consider and act upon the following items of business:

1)	To elect five directors;

2)	To ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3)	Proposal on a non-biding advisory vote on the resolution regarding the compensation paid to the Named Executive Officers;

4)	Proposal on a non-binding advisory vote on the frequency of the shareholder vote to approve the compensation paid to the named executive officers; and

5)	To transact any other business that properly comes before the Annual Meeting or any adjournments thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record of the Company at the close of business on June 10, 2013 will be entitled to receive notice of and to vote at the Annual Meeting or any adjourned session. A list of all stockholders of record as of the record date will be open for inspection at the meeting. Any questions regarding the Annual Meeting, including questions regarding directions to attend the Annual Meeting and vote in person, are to be directed to the Company at (704) 366-5122 (Attention: Michelle Arcidiacono).

The accompanying Proxy Statement is being mailed to the stockholders on or about June 19, 2013.

Important Notice Regarding the Availability of Proxy Material for the Stockholder Meeting to be held on August 9, 2013— The proxy statement and annual report on Form 10-K for the year ended December 31, 2012, are available on the Internet at www.sec.gov.

Sincerely,

/s/ Michael D. Pruitt
MICHAEL D. PRUITT
Chief Executive Officer

Charlotte, NC	June 19, 2013

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING AND TO ENSURE A QUORUM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES USING THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES. PROXIES CAN ALSO BE REVOKED BY SUBMITTING A NEW PROXY WITH A LATER DATE OR BY DELIVERING WRITTEN INSTRUCTIONS TO THE CHIEF EXECUTIVE OFFICER OF THE COMPANY.

WHEN COMPLETING YOUR PROXY CARD, PLEASE SIGN YOUR NAME AS IT APPEARS PRINTED. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. A PROXY EXECUTED BY A CORPORATION MUST BE SIGNED BY AN AUTHORIZED OFFICER.

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CHANTICLEER HOLDINGS, INC.

11227 Elm Lane, Suite 203

Charlotte, NC 28277

PROXY STATEMENT

PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD August 9, 2013

This Proxy statement and accompanying form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Chanticleer Holdings, Inc. (sometimes hereinafter referred to as “we”, “us”, “Company” or “Chanticleer”), for an Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s corporate offices at 9:00 a.m. local time on August 9, 2013 at 11220 Elm Lane, Suite 203, Charlotte, NC 28277.

At the Annual Meeting, stockholders will be asked to vote on four items of business and to transact any business that properly comes before the Annual Meeting or any adjournments thereof.

GENERAL

The enclosed proxy is solicited by the Board of the Company for the purposes set forth in the Notice of Annual Meeting of Stockholders. The solicitation is being distributed and made available by June 19, 2013 and we may also use our officers, employees and consultants to solicit proxies from stockholders either in person or by telephone, facsimile, e-mail or letter, without additional compensation. We will pay the cost for solicitation of proxies, including preparation, assembly and mailing this Proxy Statement and proxy. Such costs normally include charges from brokers and other custodians, nominees and fiduciaries for the distribution of proxy materials to the beneficial owners of our Common Stock. The approximate mailing date of this Proxy Statement and Notice of Annual Meeting and form of proxy is June 19, 2013.

QUESTIONS AND ANSWERS

Q:          Who may vote at the Annual Meeting?

A:          Pursuant to a vote of the Board, each stockholder of record at the close of business on June 10, 2013 (the “Record Date”), is entitled to notice of and vote at the Annual Meeting. As of the close of business on the record date, we had 3,702,896 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date entitles the holder thereof to one vote.

Q:          What is the quorum requirement for the Annual Meeting?

A:          Consistent with Delaware law and as provided under our By-laws, the holders of a majority of the shares entitled to cast votes on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter.

Q:          What proposals will be voted on at the Annual Meeting?

A:          There are four proposals scheduled to be voted on at the Annual Meeting. We will consider any other business that properly comes before the Annual Meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card will vote the shares they represent using their best judgment.

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Q:          How can I get electronic access to the proxy materials?

A:          You can view the proxy materials on the Internet at www.iproxydirect.com/HOTR

Q:          How may I vote my shares in person at the Annual Meeting?

A:          If your shares are registered directly in your name with our Transfer Agent, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the Annual Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:          How can I vote my shares without attending the Annual Meeting?

A:          Whether you hold shares directly as a registered shareholder of record or beneficially in street name, you may vote without attending the Annual Meeting. Shareholders of record must sign and return their proxy cards by mail for their votes to be counted. Beneficial owners may submit voting instructions to their stockbroker, trustee or nominee by returning their voting instruction cards by mail, or they may vote their shares on the Internet or by telephone.

Q:          How can I revoke my proxy and change my vote after I return my proxy card?

A: You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. If you are a shareholder of record, you may do this by signing and submitting a new proxy card with a later date, which must be completed by 11:59 p.m. Eastern Time on August 8, 2013, or by attending the Annual Meeting and voting in person. Attending the Annual Meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a bank or brokerage firm, you must contact the bank or firm directly to revoke any prior voting instructions.

Q.          What happens if I do not give specific voting instructions?

A.          Shareholders of Record. If you return your signed proxy card but do not specify how your want to vote your shares, the proxies will vote your shares in the manner recommended by the Board on all matters in this proxy statement and as they may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of The NASDAQ Stock Market, LLC, a shareholder that is not the beneficial owner of a security registered under Section 12 of the Securities Exchange Act of 1934 is prohibited from granting a proxy to vote the security in connection with a shareholder vote on the election of a member of the Board of an issuer (except for a vote with respect to the uncontested election of a member of the Board of any investment company registered under the Investment Company Act of 1940), executive compensation, or any other significant matter, as determined by the Commission, by rule, unless the beneficial owner of the security has instructed the member to vote the proxy in accordance with the voting instructions of the beneficial owner.

Q:          How does use of a proxy affect my vote?

A:          Proxies returned to us or our Transfer Agent and properly executed will be voted in accordance with the stockholders’ instructions. You specify your choice by appropriately marking the enclosed proxy card. Brokers holding shares for the account of their clients may vote such shares in the manner directed by their clients.

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Any proxy, which is timely signed and returned with no other markings, will be voted in accordance with the recommendation of our Board. The proxies also give our Board discretionary authority to vote the shares represented thereby on any matter which was not known as of the date of this Proxy Statement and is properly presented for action at the Annual Meeting.

The execution of a proxy will in no way affect your right to attend the Annual Meeting and vote in person. You have the right to revoke your proxy prior to the Annual Meeting by giving notice to our Chief Executive Officer, Michael D. Pruitt, at our executive offices. You may also complete and submit a new proxy prior to the Annual Meeting or you may revoke a previously submitted proxy at the Annual Meeting by giving notice to our Chief Executive Officer at the Annual Meeting.

For convenience in voting your shares on the enclosed proxy card, we have enclosed a postage-paid return envelope to our Transfer Agent, who will assist in tabulating the stockholder vote.

Our mailing address is 11220 Elm Lane, Suite 203, Charlotte, NC 28277. Our telephone number is (704) 366-5122, and facsimile number is (704) 366-2463.

Q:          How many votes will be required to approve each proposal?

A:          With respect to the election of directors (Proposal 1), assuming a quorum in present, the affirmative vote of a plurality of the votes cast by the holders of our outstanding Common Stock present in person or represented by proxy at the Annual Meeting is required to elect each nominee. Election by a plurality means that the director nominee with the most votes for a particular Board seat is elected for that seat.

With respect to the proposal to approve the ratification and appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal 2) and the proposal regarding the non-binding advisory vote on executive compensation (Proposal 3), assuming a quorum is present, the affirmative vote of a majority of the votes cast by the holders of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve each proposal. As discussed above, for purposes of the vote on any such proposal, abstentions and broker non-votes will not be counted and therefore will have no impact on the outcome.

With respect to the proposal regarding the non-binding advisory vote on the frequency with which an advisory vote on executive compensation should be held (Proposal 4), assuming a quorum is present, the option that receives the highest number of votes cast by the holders of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. As discussed above, for purposes of the vote on any such proposal, abstentions and broker non-votes will not be counted and will therefore have no impact on the outcome.

Q:          Do I have dissenters’ rights?

A:          The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

Q:          Where and when can I find the voting results of the Annual Meeting?

A:          The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If our final voting results are not available within four business days of the Annual Meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.

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Q:          Who will tabulate our votes?

A.          Votes cast by proxy or in person at the Annual Meeting will be tabulated by persons appointed by our Board to act as Inspector of Elections for the meeting. The Inspector of Elections will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The Inspector of Elections will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Q:          What if I share an address with a fellow Stockholder?

A:          The Company will deliver only one Proxy Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Proxy Statement by contacting the Company via telephone at (704) 366-5122 or at the address set forth above (Attention: Michelle Arcidiacono).

Q:          Where can I find available information on the Company?

A:          We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires us to file reports, proxy statements and other information with the SEC. You may inspect and request copies (at prescribed rates) of our reports, proxy statements and other information filed by us at the public reference facilities at the SEC’s office at Judiciary Plaza, 100 F Street, N.E., Washington, D.C. 20549, at the SEC’s Regional Office at Room 1102, Jacob K. Javits Federal Building, 26 Federal Plaza, New York, NY 10278 and at the SEC’s Regional Office at 44 Montgomery Street, Suite 1100, San Francisco, CA 94101. Our reports, proxy statements and other information can also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Proxy Statement may contain forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Proxy Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, except as required by law.

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PROPOSAL 1

ELECTION OF DIRECTORS

Under our amended and restated bylaws, the Board consists of no less than five members, as determined by the Board or the shareholders from time to time. As of the date hereof, the Board consists of five members. Directors are elected annually to serve for one-year terms and until their successors are duly elected and qualified or until their prior death, resignation, removal or disqualification or until there is a decrease in the number of directors. The five nominees below have been recommended and approved by the Board to be presented as nominees to serve on the Board. All nominees presently serve as a director and each is standing for re-election. There are no family relationships between any of our directors or executive officers.

Michael D. Pruitt – Age 51, Chanticleer Chairman, President, and CEO since June 2005

Michael Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments, in 1999.  In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm.  In the late 1980s, Mr. Pruitt owned Southern Cartridge, Inc., which he eventually sold to MicroMagnetic, Inc., where he continued working as Executive Vice President and a Board member until Southern Cartridge was sold to Carolina Ribbon in 1992.  From 1992 to 1996, Mr. Pruitt worked at Ty Pruitt Trucking, which was sold in 1996 to Priority Freight Systems.  Between 1997 and 2000, Mr. Pruitt assisted several public and private companies in raising capital, recruiting management and preparing companies to go public or be sold, as a consultant.  He was the CEO from 2002-2005, President and Chairman of the Board of Onetravel Holdings, Inc. (formerly RCG Companies), a publicly traded holding company formerly listed on the AMEX.  Mr. Pruitt received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the Wall School of Business.   Mr. Pruitt is currently a director of North American Energy Resources, Inc. and Hooters of America, and is CEO and director of Efftec International, Inc.

Michael Carroll – Age 63; Chanticleer Board Member since June 2005

Michael Carroll currently owns and operates a sales and training consulting firm based in Richmond, Virginia.  Mr. Carroll has also served as a director for OneTravel Holdings, Inc., formerly RCG Companies Incorporated, from January of 2004 until February 2005.  He previously spent 22 years in the distribution business, 19 of which were in computer products distribution.  In 1978, Mr. Carroll founded MicroMagnetic, Inc., a computer supply distribution company that he sold to Corporate Express in 1997.  From 1997 to 1999, he was a division president at Corporate Express, a publicly traded business-to-business office products and service provider.  He holds a Bachelor’s Degree in Business Management from The College of William & Mary in Williamsburg, Virginia, and a Master’s Degree in Business Administration from Virginia Commonwealth University. Mr. Carroll is a member of our Audit, Nominating and Compensation committees. Mr. Carroll was asked to serve as a Director based in part on his significant experience in the distribution business, as well as his general proven success in business.

Russell (“Rusty”) Page – Age 70; Chanticleer Board Member since January 2013

Rusty Page is a thirty-five year investor relations executive and is currently the founder and principal of Rusty Page & Company, a unique equity marketing and investor relations consulting firm.  He also currently sits on the Board of Directors of The Diamond Hill Financial Trends Fund. Mr. Page previously served as Senior Managing Director of The NASDAQ Stock Market, as well as Senior Vice President and Equity Marketing Executive for NationsBank Corporation, the predecessor of Bank of America. Mr. Page has not yet been appointed to any Board Committee. Mr. Page was asked to serve as a Director based in part on his significant investor relations knowledge, Board membership experience, and familiarity with The NASDAQ Stock Market.

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Paul I. Moskowitz – Age 55; Chanticleer Board Member since April 2007

Paul Moskowitz is a Phi Beta Kappa of Vassar College and Cardozo Law School.  Mr. Moskowitz was a co-founder and partner of a Jacobs and Moskowitz, a New York law firm specializing in corporate and real estate law.  He became affiliated with The World Travel Specialist Group/The Lawyers’ Travel Service (“WTSG/LTS”) in 1988 and served as corporate counsel, representing the travel agency network in legal, real estate, and other business activities.  In 1989, he joined WTSG full time as President and Chief Operating Officer until March 2003, with his primary responsibilities including day-to-day operations which encompassed WTSG’s airline relationships and sales and marketing.  Mr. Moskowitz led the growth of WTSG to one of the top 20 U.S. travel management firms with more than 90 offices throughout the U.S.  Mr. Moskowitz is currently engaged as a consultant for another travel organization. Mr. Moskowitz is a member of our Audit, Compensation, and Nominating Committees. Mr. Moskowitz was asked to serve as a Director based in part on his significant legal experience and general proven success in business.

Keith Johnson – Age 54; Chanticleer Board Member since November 2009

Keith Johnson currently serves as President of Efficiency Technologies, Inc., the wholly owned operating subsidiary of Efftec International, Inc.  Prior to that he has been the President and Chief Executive Officer of YRT² (Your Residential Technology Team) in Charlotte, North Carolina, since 2004.  Mr. Johnson served as Executive Vice President and Chief Financial Officer of The Telemetry Company in Dallas, Texas (1997-2004), Senior Vice President - Finance and Administration of Brinks Home Security in Dallas, Texas (1995-1997), and Chief Financial Officer of BAX Global in London, England (1992-1995).  Mr. Johnson has a BS in accounting from Fairfield University in Fairfield, Connecticut. Mr. Johnson is the head of our Audit Committee, and a member of our Compensation and Nominating Committees. Mr. Johnson was asked to serve as Director based in part on his financial expertise and general proven success in business.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS OTHERWISE INSTRUCTED.

Information Regarding Executive Officers

Executive officers are appointed to serve at the discretion of the Board. As of June 10, 2013, our executive officers included the following individuals:

Michael D. Pruitt – Age 51, Chanticleer Chairman, President, and CEO since June 2005

Information regarding Mr. Pruitt is included in the director nominee profiles above.

Eric Lederer – Age 46; Chanticleer Chief Financial Officer since June 2012

Eric Lederer joined Chanticleer Holdings in February 2011 and was appointed CFO in June 2012. Prior to joining us, he served as Controller of PokerTek, Inc. (NASDAQ, PTEK), a licensed gaming company that develops and distributes electronic table games, since December 2005. Prior to PokerTek, Mr. Lederer was the Controller of OneTravel Holdings, Inc. (AMEX, OTV), a holding company primarily involved in the travel industry. Prior to OneTravel, Mr. Lederer worked as the Controller in privately-held companies in the entertainment industry and at a New York City CPA firm. Mr. Lederer received his B.S. in Accounting from Lehigh University. Mr. Lederer is a member of our Disclosure Committee.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business. The Nominating Committee is responsible for identifying, screening, and recommending to the Board qualified candidates for membership. The Board has authority to retain and approve the compensation of search firms to be used, if any, to identify director candidates. All candidates must meet the minimum qualifications and other criteria established from time to time by the Board.

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In considering possible candidates for election as a director, the Board is guided by the following principles: (a) each director should be an individual of the highest character and integrity; (b) each director should have substantial experience which is of particular relevance to the Company; (c) each director should have sufficient time available to devote to the affairs of the Company; and (d) each director should represent the best interests of the shareholders as a whole rather than special interest groups.

We also consider a candidate’s (a) economic, technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business; (b) ability to be found suitable by all regulatory agencies; (c) diversity of viewpoints, background, and experience; and (d) ability to join with the other Board members in building a Board that is effective, collegial, and responsive to our needs as well as those of our shareholders.

The Nominating Committee will consider shareholder recommendations from Board members, shareholders, and third parties for candidates for the Board using the same criteria described above. Once candidates have been identified, the Nominating Committee will determine whether such candidates meet the minimum qualifications for director nominees established in the charter and under applicable laws, rules or regulations and make a recommendation to the Board members. The Board, taking into consideration the recommendations of the Nominating Committee, is responsible for selecting the nominees for director and for appointing directors to fill vacancies.

When submitting a nomination to us for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any. In addition, under our bylaws, a shareholder’s written notice regarding a proposed nominee must include (in addition to any information required by applicable law or the Board): (i) the name and address of the shareholder who intends to present the proposal and the beneficial owner, if any, on whose behalf the proposal is made; (ii) the number of shares of each class of capital stock owned by the shareholder and such beneficial owner; (iii) a description of the business proposed to be introduced to the shareholders; (iv) any material interest, direct or indirect, which the shareholder or beneficial owner may have in the business described in the notice; (v) a representation that the shareholder is a holder of record of shares of Chanticleer Holdings, Inc., entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to present the proposal; and (vi) a consent signed by each nominee to serve as a director if elected. Certain specific notice deadlines also apply with respect to submitting director nominees. See “Proposals for 2014 Annual Meeting.”

No candidates for director nominations were submitted to the Board by any shareholder in connection with the Annual Meeting.

MEETINGS AND MEETING ATTENDANCE

All directors attended at least 75% of the Board and assigned committee meetings during the fiscal year ended December 31, 2012. During fiscal 2012, the Board held four meetings; the Audit Committee held four meetings; the Compensation Committee held one meeting; the Nomination Committee has one meeting; and the Disclosure Committee had one meeting. It is our policy to invite and encourage all of our directors to attend the Annual Meeting.

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CORPORATE GOVERNANCE MATTERS

The SEC and The NASDAQ Stock Market have promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance. In accordance with those rules, the Company’s Board of Directors and its Audit, Compensation and Nominating Committees adopted governance principles to provide guidance for the Board and those committees to ensure effective corporate governance, which are summarized below.

Board Purpose and Responsibilities

The business of Chanticleer is managed under the direction of its Board of Directors. The Board represents and acts on behalf of all stockholders and the Company. The Board is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel. The Board’s responsibilities include, among other things:

•	Approving and monitoring critical business and financial strategies;
•	Accessing major risks facing the Company and options for mitigation;
•	Approving and monitoring major corporate actions;
•	Overseeing processes designed to ensure Chanticleer and Chanticleer employee compliance with applicable laws and regulations and the Company’s Code of Ethics;
•	Overseeing processes designed to ensure the accuracy and completeness of the Company’s financial statements;
•	Monitoring the effectiveness of Chanticleer’s internal controls;
•	Selecting, evaluating, and setting proper compensation for the chief executive officer and other executive officers upon the recommendation of the Compensation Committee of the Board; and
•	Reviewing the recommendations of management for, and electing, the Company’s executive officers.

Director Independence

In accordance with the listing standards of The NASDAQ Stock Market LLC (NASDAQ), the Board must consist of a majority of independent directors. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board considered several factors including the purchase or sales of goods and/or services between the Company and an entity with which a director is affiliated, and reviewed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management. The Board has determined that except for Mr. Michael Pruitt, who serves as the Company’s president and chief executive officer and as a member of the Board, and Mr. Russell Page, who had a former employment relationship with the Company, all other Board members are independent under the NASDAQ listing standards. Each of the members of the Board’s Audit Committee, Nomination Committee and Compensation Committee also has been determined by the Board to be independent under applicable NASDAQ listing standards and, in the case of the Audit Committee, under the independence requirements established by the SEC.

Ethical Standards

The Board of Directors codified principles and guidelines for the Company’s executive officers. The Code of Ethics and other governance documents require that Chanticleer’s executive officers affirmatively agree to:

•	Engage in honest and ethical conduct;
•	Avoid conflicts of interest;
•	Take all reasonable measures to protect the confidentiality of non-public information about Chanticleer and its investors;
•	Produce full, accurate, timely and understandable disclosure in reports filed by the SEC;
•	Comply with any applicable governmental laws, regulations, and;
•	Report any possible violation of the Code to Chanticleer’s chief financial officer.

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A copy of the Company’s Code of Ethics and other governance documents are available on the Company’s website at www.chanticleerholdings.com, in the “Investors – Governance Documents” section and will be furnished to any shareholder without charge upon written request. Such requests should be sent to: Michelle Arcidiacono at 11220 Elm Lane, Suite 203; Charlotte, NC 28277. If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial or principal accounting officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

Director Stock Ownership

We recognize the importance of aligning our Board’s interests with those of our shareholders. Directors are encouraged to own shares of our Common Stock, but are aware that no Director is permitted to trade in Company securities while in possession of non-public, inside information. The Code of Ethics further details that No Director, officer, general partner, or advisory person of the Corporation or its subsidiaries may purchase or sell (directly or indirectly) any security he or she has, any direct or indirect beneficial ownership and which he or she knows or should have known at the time of such purchase or sale which is being considered for purchase or sale by the Company, is being purchased or sold by the Company, or is being sold short by the Company. Additionally, the Code of Ethics requires all directors, officers, general partners, or advisory person of the Company to timely report any transaction involving Company securities.

Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks that we face. The Board has oversight responsibility of the processes established to report and monitor systems for material risks that apply to us and oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board. The Audit Committee periodically reviews enterprise-wide risk management, which focuses primarily on financial and accounting, legal and compliance, and other risk management functions. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The full Board considers strategic risks and opportunities and regularly receives reports from the committees regarding risk oversight in their areas of responsibility.

Communications with Directors

Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board (Attention: (Name(s) of director(s), as applicable)), c/o Corporate Secretary; 11220 Elm Lane, Suite 203; Charlotte, NC 28277. Any communication so received will be processed by the Secretary and conveyed to the member(s) of the Board named in the communication or to the Board.

Procedures for Reporting Complaints about Accounting and Auditing Matters

If an employee or other interested third party believes that the Company or any of its directors, officers, employees or agents has engaged in fraudulent or otherwise illegal or inappropriate acts relating to the Company’s accounting, internal accounting controls or auditing matters, that person should report the potential violation to the Chair of the Audit Committee of the Company by referring all complaints to: AuditChair@chanticleerholdings.com. Complaints may be oral, but employees or other interested third parties are encouraged to put their complaints in written format. After reviewing the complaint, the Chair of the Audit Committee will use his reasonable judgment to determine whether enough evidence exists to begin a formal investigation. The Chair of the Audit Committee shall communicate his decision to the person who made the complaint (unless it was made anonymously), the full Audit Committee and Board of Directors and members of management when appropriate. If the Chair of the Audit Committee determines that a formal investigation should be made, the full Audit Committee shall review all of the facts and evidence then existing and make a determination as to whether a formal investigation should proceed. If the full Audit Committee decides that a formal investigation is appropriate, then the Chair of the Audit Committee shall oversee and conduct the formal investigation in accordance with the guidelines in this Policy. The Chair of the Audit Committee shall regularly report his progress to the full Audit Committee, and shall make a final report to the Audit Committee and the Board of Directors when the investigation is completed. The Chair of the Audit Committee may retain outside counsel or other advisors if he deems it necessary to carry out the investigation. After the formal investigation, the Audit Committee shall determine what corrective action, if any, is appropriate. The Audit Committee shall, when appropriate, inform Company management of a violation so that management may take the appropriate or required corrective action, including reporting the violation to the appropriate governmental authorities. This procedure for reporting complaints about accounting and auditing matters is available at www.chanticleerholdings.com.

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Board Committees

Only independent directors are members of the Audit, Nominating, and Compensation Committees.

Audit Committee

The Audit Committee is a separately-designated standing committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee operates under a written charter and is appointed by the Board to: assist the Board of Directors in fulfilling its responsibility to oversee the integrity of the Company’s financial statements; the effectiveness of the Company’s internal controls over financial reporting; the Company’s compliance with legal and regulatory requirements; the Company’s independent registered public accounting firm’s qualifications and independence; and the performance of the Company’s internal audit function and independent registered public accountants. The Committee shall provide a forum for communication among the independent registered public accountants, management, the internal audit department, and the Board. The current members of the Audit Committee are Messrs. Johnson, Carroll, and Moskowitz. Mr. Johnson serves as chairman of the Audit Committee. The Board has examined the SEC’s definition of “audit committee financial expert” and determined that Mr. Johnson satisfies this definition. A copy of this Committee’s charter is available at www.chanticleerholdings.com

Compensation Committee

The purpose of the Compensation Committee is to: 1) oversee the administration of the Company’s compensation and benefit programs; 2) review and make recommendations regarding the compensation of all Company officers designated as "chief" other than the CEO; 3) review and approve the Company’s cash and equity-based incentive plans; 4) review and either as a committee or together with the other independent members of the Board of Directors (as directed by the Board of Directors) approve the Company's CEO compensation and review the Company CEO’s performance; 5) review and approve new "chief" officer hires other than the CEO, and 6) prepare any report on executive compensation required by the rules and regulations of the SEC. The Committee also has sole authority to engage and terminate special counsel, compensation consultants, or other experts or consultants, as it deems appropriate to discharge its duties, including sole authority to approve the fees and other retention terms for such persons. In addition, although the Compensation Committee may delegate authority to subcommittees to fulfill its responsibilities when appropriate, no such authority was delegated during 2012. The current members of the Compensation Committee are Messrs. Carroll, Johnson, and Moskowitz. Mr. Carroll serves as chairman of the Compensation Committee. A copy of this Committee’s charter is available at www.chanticleerholdings.com

Nominating Committee

The purpose of the committee shall be to assist the board in identifying qualified individuals to become board members and in determining the composition of the board of directors and its committees. In furtherance of this purpose, the committee shall have the following authority and responsibilities: 1) To lead the search for individuals qualified to become members of the board of directors and to select director nominees to be recommended to the board for its approval and to be presented for shareholder approval at the annual meeting. The committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders; 2) To review the board of directors' committee structure and to recommend to the board for its approval directors to serve as members of each committee. The committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed; 3) To review on an annual basis director compensation and benefits. Although the Committee has the authority to delegate its duties to subcommittees, the Committee did not do so in 2012. The current members of the Nominating and Governance Committee are Messrs. Moskowitz, Carroll, and Johnson. Mr. Moskowitz serves as chairman of the Nominating Committee. A copy of this Committee’s charter is available at www.chanticleerholdings.com.

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Disclosure Committee

This Committee has been formed to assist the officers and directors of the Company in their consideration of public disclosures made or to be made by or on behalf of the Company, including assisting the Chief Executive Officer and the Chief Financial Officer in their certification obligations under applicable law and stock exchange regulations, and to help ensure that public disclosures made by the Company comply with the high standards of public disclosure as well as applicable laws and stock exchange regulations. The Disclosure Committee assesses all public communications regarding Chanticleer and will consider when transactions, developments and other events or information constitute material information and require public disclosure. For assessing purposes, the Committee has full access to the Company’s books, records, and facilities. The Committee has full access to, and is authorized to confer with, the Company’s independent auditors, officers and employees, and to review any matter within the scope of the Committee’s responsibilities. The current members of the Disclosure Committee are Amber Harrison (Company’s Corporate Counsel) and Messrs. Lederer and Johnson. Ms. Harrison serves as chairwoman of the Disclosure Committee.

DIRECTOR COMPENSATION

In 2011, the Board voluntarily increased the annual compensation of its members from $ 4,250 per director to $6,000 (or $1,500 per Director, per Quarter). The total Director compensation for 2012 was $0.00 and no compensation has been paid to date in 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the beneficial ownership of our voting securities of our Executive Officers, Directors, and all persons known by us to own beneficially more than 5% of any class of our outstanding voting securities, as of March 31, 2013, the most recent practicable date. As of June 10, 2013, there were 3,702,896 shares of our Common Stock outstanding. The calculations below are based on the number of shares issued. Except as otherwise indicated below, to the best of our knowledge, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name. All options are currently exercisable, unless otherwise indicated.

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Owner	% of Class

ICS Opportunities, LTD (1)	444,444	11.3%

Robert B. Prag (2)	393,117	9.9%
		9.9%
John Lemak/Sandor Capital/Sandor Advisors (3)	381,111

Michael D. Pruitt (4)	383,041	9.9%
11220 Elm Lane, Suite 203
Charlotte, NC 28277

Eric S. Lederer	375	*
11220 Elm Lane, Suite 203
Charlotte, NC 28277

Michael Carroll (5)	16,500	*
11220 Elm Lane, Suite 203
Charlotte, NC 28277

Paul I. Moskowitz (5)	9,300	*
11220 Elm Lane, Suite 203
Charlotte, NC 28277

Russell J. Page (5)	3,000	*
11220 Elm Lane, Suite 203
Charlotte, NC 28277

Keith Johnson (5)	3,000	*
11220 Elm Lane, Suite 203
Charlotte, NC 28277

All officers and directors as a	415,216	10.7%
Group (6 persons)

* Less than 1%.

(1)	ICS Opportunities, Ltd. maintains principal offices at 666 Fifth Avenue, New York, NY 10103. The amounts set forth in the table exclude additional shares underlying warrants issued in the Company’s June 2012 offering. This information is based solely on information in Schedule 13G.

(2)	Mr. Prag's address is 2455 El Amigo Road, Del Mar, CA 92014. The amounts set forth in the table include 115,550 shares of common stock owned by Mr. Prag, 16,158 shares of common stock owned by Del Mar Consulting Group, Inc. Retirement Plan Trust 9with respect to which Mr. Prag serves as Trustee), 91,985 Warrants (HOTRW) owned by Mr. Prag to acquire shares of HOTR Common Stock and 180,000 shares of common stock underlying Class A Warrants and Class B Warrants owned by Mr. Prag and Del Mar Consulting Group, Inc. Retirement Plan Trust, which warrants limit exercise to that number of shares that, when aggregated with the holder’s existing ownership of the Company’s common stock, would result in such holder, together with related persons or entities, owning more than 9.9% of the Company’s issued and outstanding common stock. This information is based solely on information in Schedule 13G.

(3)	John S. Lemak has investment and voting control over the securities held by Sandor Capital Master Fund LP. Sandor maintains principal offices at 2828 Routh Street, Suite 500, Dallas, TX 75201. The amounts set forth in the table include 174,772 shares of common stock owned by Sandor, 24,700 shares of common stock owned by John S. Lemak and 98,728 shares of common stock underlying Class A Warrants owned by Sandor. The amounts set forth in the table exclude additional shares underlying Class A Warrants and Class B Warrants owned by Sandor and John S. Lemak, which warrants limit exercise to that number of shares that, when aggregated with the holder’s existing ownership of the Company’s common stock, would result in such holder, together with related persons or entities, owning more than 9.9% of the Company’s issued and outstanding common stock. This information is based solely on information in Schedule 13G.

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(4)

Includes 35,410 shares of common stock held by Avenel Financial Group, Inc., a corporation controlled by Michael D. Pruitt. The amounts set forth in the table excludes 207,000 additional shares underlying Class A Warrants and Class B Warrants owned by Mr. Pruitt, which warrants limit exercise to that number of shares that, when aggregated with the holder’s existing ownership of the Company’s common stock, would result in such holder, together with related persons or entities, owning more than 9.9% of the Company’s issued and outstanding common stock.

(5)	Includes Class A and Class B warrants as follows:

	Shares	Class A	Class B
	Owned	Warrants	Warrants	Total

Michael Carroll	5,500	5,500	5,500	16,500
Rusty Page	1,000	1,000	1,000	3,000
Paul I. Moskowitz	3,100	3,100	3,100	9,300
Keith Johnson	1,000	1,000	1,000	3,000

EXECUTIVE COMPENSATION

Overview

The Compensation Committee sets the compensation of our executive officers. Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; and (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our shareholders. The primary objectives that we consider are market penetration of product, revenue growth, and analysis of our financial performance as compared to our internal plans and projected forecasts.

The material elements of our compensation program for our Named Executive Officers are annual cash compensation and long-term incentive compensation. Our Named Executive Officers are eligible to participate in our health and welfare benefit plans generally available to our other employees.

Compensation of Named Executive Officers

Annual Cash Compensation

The annual base salaries of our executive officers and adjustments to executive officers’ base salaries are generally based upon a subjective evaluation of the individual executive officer’s performance by the Compensation Committee. The Compensation Committee’s evaluation is based upon non-quantitative factors such as the current responsibilities of each executive officer, the compensation of similarly situated executive officers at comparable companies, the performance of each executive officer during the prior calendar year, our performance during the prior calendar year, and the recommendations submitted to the Compensation Committee. Please see the “Salary” column in the 2012 Summary Compensation Table below for the base salary amounts received by each Named Executive Officer in 2012.

At its discretion, the Compensation Committee may also recommend that cash bonuses be paid to our executive officers. Please see the “Bonus” column in the 2012 Summary Compensation Table below for the cash bonuses approved by our Board for each Named Executive Officer in 2012.

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Long-Term Equity Compensation

Our 2009 Equity Incentive Plan, which was approved by our shareholders on May 11, 2010, allows the Compensation Committee to award various forms of long-term incentive grants, including stock options, restricted stock awards, and restricted stock units. The Compensation Committee has sole discretion in selecting participants for long-term incentive grants under the plan. Messrs. Pruitt and Lederer were not awarded equity-based compensation during 2012.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the corporate tax deduction to $1 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by shareholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes the goals consists only of “outside directors.” Additionally, stock options will qualify for the performance-based exception where, among other requirements, the exercise price of the stock option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which stock options may be granted during a specified period. All members of the Compensation Committee qualify as outside directors within the meaning and as defined by Section 162(m) and the regulations thereunder. Historically, the combined salary and bonus of each of our executive officers has been below this $1 million limit. The Compensation Committee’s present intention is to grant future compensation that does not exceed the limitations of Code Section 162(m).

Summary Compensation Table

The following table shows the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, and each executive officer whose total cash compensation exceeded $100,000 for the year ended December 31, 2012 and December 31, 2011.

Name and Principal Position	Year	Salary	Bonus	Total

Michael D. Pruitt (CEO since	2012	$204,000	$10,000	$214,000
June 2005)	2011	$168,000	$-	$168,000

Eric S. Lederer (CFO since June 2012)	2012	$74,000	$6,000	$80,000
			-

Policies and Procedures for Review and Approval of Related Person Transactions

The Audit Committee reviews statements of related parties required to be disclosed in the proxy statement. In evaluating related persons transactions, the Audit Committee considers all factors it deems appropriate, including, without limitation, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and whether products or services of a similar nature, quantity, or quality are readily available from alternative sources.

Our Audit Committee is responsible for reviewing and approving all related party transactions for potential conflict of interest situations. A related party transaction refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

Related Persons Transactions

Due to related parties

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The Company has received non-interest bearing loans and advances from related parties. The amounts owed by the Company as of December 31, 2012 and 2011 are as follows:

	2012	2011

Hoot SA I, LLC	$12,191	$15,409
Chanticleer Foundation, Inc.	-	10,750
Chanticleer Investors, LLC	1,542	4,045
	$13,733	$30,204

Due from related parties

The Company has earned income from and made advances to related parties. The amounts owed to the Company at December 31, 2012 and 2011 is as follows:

	2012	2011

Chanticleer Investors II, LLC	$19,864	$1,485
Chanticleer Dividend Fund, Inc.	74,281	74,281
Hoot SA II, III, IV LLC	43,618	825
	$137,763	$76,591

Management income from affiliates

The Company had management income from its affiliates in 2012 and 2011, as follows:

	2012	2011

Chanticleer Investors II, LLC	$30,743	$1,485
North American Energy Resources, Inc.	-	1,750
	$30,743	$3,235

Chanticleer Investors LLC

Investors LLC collected its note receivable and reinvested $3,550,000 in HOA LLC (See Note 4). There was no management income from Investors LLC in 2011 or 2012.

Chanticleer Investors II LLC

The Company manages Investors II and earned management income of $30,743 and $1,485 in 2012 and 2011, respectively.

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Chanticleer Dividend Fund, Inc. ("CDF")

On November 10, 2010 the Company formed CDF under the general corporation laws of the State of Maryland. CDF filed a registration statement under Form N-2 to register as a non-diversified, closed-end investment company in January 2011. The Company, through Advisors, will have a role in management of CDF when its registration statement becomes effective. CDF continues to look for opportunities to use the entity, including for growth capital in the restaurant industry.

Hoot SA, LLC; Hoot SA II, LLC; Hoot SA III, LLC and Hoot SA IV, LLC

The Hoot partnerships were formed to help finance the first four Hooters restaurants in South Africa.

Efftec International, Inc. ("Efftec")

The Company's CEO became CEO and the sole director of Efftec during 2010 and the Company received 150,000 common shares and an option to acquire 150,000 shares for management services. The shares and option were initially valued at $22,500, based on the trading price of Efftec at the time.

North American Energy Resources, Inc. ("NAEY")

The Company's CEO became CEO and a director of NAEY during 2010 and the Company received 150,000 common shares for management services. The shares were valued at $10,500, based on the trading price of NAEY at the time. The Company's CEO resigned as CEO of NAEY in December 2010 and remains a director. During June 2011, the Company’s CEO contributed 1,790,440 shares of NAEY to the Company which was valued at $125,331 based on the trading price at the time. Mr. Pruitt did not receive additional compensation as a result of the transfer.

Chanticleer Foundation, Inc.

Chanticleer Foundation, Inc. is a Donor-Advised Fund whose governing body consists of Mr. Pruitt, a director of the Company and an employee of the Company. The Foundation loaned the Company $10,750 during 2011.

Avenel Financial Group, Inc.

Avenel Financial Group, Inc. is a company owned by Mr. Pruitt. Advances previously made to the Company were repaid during 2011. Avenel Financial Group, Inc. invested as a limited partner in the South African Hooters locations. Avenel Financial Group, Inc. invested $14,000, $12,500, and $25,000 in the Durban, Johannesburg, and Cape Town locations, respectively, and is entitled to receive approximately 2.0%, 1.5%, and 2.9%, respectively, of the net profits after taxation (“SA Profits”) of each of the locations until payout. As of December 31, 2012, Avenel Financial Group, Inc. has received an aggregate of $6,441 in SA Profits and $49,816 in return of investment under the same terms as the other limited partners.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the rules promulgated thereunder by the SEC require our directors and officers, and beneficial owners of more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. SEC regulations require that they furnish us with copies of these reports. Typically, we prepare these reports on behalf of our directors and officers based on information they provide to us. Based solely on information they provide to us and our review of their reports as filed with the SEC, we believe that all reports required by Section 16(a) of the Exchange Act required to be filed during the year ended December 31, 2012 were timely filed.

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Report of the Audit Committee

Each member of the Audit Committee is an independent director under the existing NASDAQ listing standards and SEC requirements. In addition, the Board has determined that Mr. Johnson is an “audit committee financial expert” as defined by SEC rules.

The Audit Committee has reviewed and discussed the audited financial statements with management and with Marcum, LLP, our independent public accounting firm. The Audit Committee has also discussed the matters required to be discussed by the Statement on Auditing Standards Number 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T with Marcum, LLP.

The Audit Committee has received the written disclosures and the letter from Marcum, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Marcum, LLP that firm’s independence.

Based upon the discussions and review described above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 that was filed with the SEC.

AUDIT COMMITTEE

Keith Johnson, Chairman

Paul Moskowitz

Michael Carroll

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Chanticleer filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that Chanticleer specifically incorporates the Report of the Audit Committee by reference therein.

Disclosure of Fees

The following table shows the aggregate fees paid or accrued for the audit and other services by Marcum LLP for the fiscal years 2012 and 2011.

Fee Category	2012	2011
Audit Fees	$137,500	$140,000
Audit Related Fees
Tax Fees
All other fees
Total Fees	$137,500	$140,000

The following table shows the aggregate fees paid or accrued for the audit and other services by Creason & Associates, PLLC for the fiscal years 2012 and 2011.

Fee Category	2012	2011
Audit Fees	$27,700	$83,800
Audit-Related Fees
Tax Fees
All other Fees
Total Fees	$27,700	$83,800

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Audit & Review Services. This category includes fees for (i) the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q; and (ii) services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of Chanticleer’s financial statements and are not included above under “Audit Fees.”

Tax Fees. This category includes fees for tax compliance, tax advice, and tax planning. These services include tax return preparation, expatriate tax services, and international VAT tax planning. This is included in “Audit Fees” above.

All Other Fees. This category includes all other fees not included in the above categories.

The Audit Committee has considered the compatibility of the non-audit-related services performed by and fees paid to Marcum LLP and Creason & Associates in fiscal years 2012 and 2011 and the proposed non-audit related services and proposed fees for fiscal years 2012 and 2011 and the possible effect of the performance of such services and payment of such fees on the independence of  both. All audit and non-audit services were approved by the Audit Committee either specifically or in accordance with the Audit Committee’s pre-approval policies and procedures prior to such services being rendered.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy that requires the Audit Committee to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm (and any non-audit service provided by any other accounting firm) prior to the performance of each such service.

Change in Independent Accountant

Creason & Associates, PLLC (“Creason”), the Company’s independent accountant previously engaged as the principal accountant to audit the Company’s financial statements for the fiscal year ended December 31, 2011, resigned after withdrawing its audit opinion on October 24, 2012. Creason’s audit opinion was withdrawn due to the Company’s determination that the consolidated Financial Statements for its fiscal year ended December 31, 2011 could no longer be relied upon, as the entities were not audited as the Company was previously led to believe by its South African operations Chief Financial Officer. That audit opinion was later re-issued upon proper completion of a new audit. There were no disagreements with Creason for the fiscal years 2011 or 2012. Creason was provided with a copy of the disclosures regarding our change in accountants, and furnished us with a letter stating that it agreed with the disclosures.  A copy of the Creason letter was filed with the SEC as an exhibit to our Form 8-K on October 24, 2012.

On October 15, 2012, the Audit Committee engaged, approved and ratified Marcum LLP (“Marcum”) as the Company’s new independent accounting firm. The decision to change accounting firms was recommended by the Audit Committee and approved by the Board.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Marcum LLP to audit our financial statements for the fiscal year ending December 31, 2013. Marcum LLP has served as our independent registered public accounting firm since October 2012. A representative from Marcum LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Although shareholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Marcum LLP is not approved by our shareholders at the Annual Meeting, we will consider the appointment of other independent registered public accounting firms for the fiscal year ending December 31, 2013.

OUR BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS OTHERWISE INSTRUCTED.

PROPOSAL 3

ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

On January 25, 2011, the Securities and Exchange Commission adopted amendments to its disclosure rules and forms to implement Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”), which added Section 14A to the Securities Exchange Act of 1934. The new section requires public companies subject to the federal proxy roles to: 1) provide their shareholders with an advisory vote on the compensation of the executive officers named in the Annual Compensation Table of the Company’s Form 10-K (“Named Executive Officers”), generally known as “Say-on-Pay” votes; 2) provide their shareholders with an advisory vote on the desired frequency of Say-on-Pay votes, which must be no less frequently than once every three years; and 3) provide their shareholders with an advisory vote on compensation arrangements and understandings in connection with merger transactions, known as “golden parachute” arrangements.

These votes are non-binding; however, because the Compensation Committee and the Board of Directors of the Company value shareholder input, they will consider the outcome of the vote when making compensation decisions.

The compensation of our Named Executive Officers is determined by the Compensation Committee, which consists solely of non-employee, independent directors. In addition, the Committee may use (but did not use in the year ended 2012), from time to time, independent outside consulting firms that provide information regarding the compensation paid by our peer group.

As described under “Executive Compensation,” the objectives of our executive compensation programs are to (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; and (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our shareholders. We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement.

When setting the compensation of our Named Executive Officers, the Committee generally targets compensation that is comparable with our peer group with respect to each of the components of compensation, which generally consists of the following: 1) annual base salary; 2) stock options; 3) bonuses; and 4) other forms of compensation as approved by the Committee. All of said compensation is reviewed by the Compensation Committee annually.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING RESOLUTION: THAT THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICER AS DISCLOSED HEREIN PURSUANT TO ITEM 402 OF REGULATION S-K IS HEREBY APPROVED ON AN ADVISORY BASIS.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY WITH WHICH

AN ADVISORY VOTE ON EXECUTIVE COMPENSATION SHOULD BE HELD

Under another amendment to Section 14A of the Exchange Act made by Dodd-Frank, stockholders are also entitled to cast an advisory vote no less frequently than every six calendar years on the frequency with which an advisory vote to approve the compensation of our named executive officers should occur. We are requesting your advisory vote on whether such a vote should occur every one, two or three years.

The Board believes that such a vote should occur every three (3) years in order to obtain valuable stockholder input on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Board in any way, the Board may decide that it is in the best interests of our shareholders and Chanticleer to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

PROPOSALS FOR 2014 ANNUAL MEETING

Under SEC regulations, any shareholder desiring to make a proposal pursuant to Rule 14a-8 promulgated under the Exchange Act, to be acted upon at the 2014 annual meeting of shareholders must present the proposal to us at our principal office in Charlotte, North Carolina by December 20, 2013 for the proposal to be eligible for inclusion in our proxy statement.

In addition, if a shareholder desires to make a proposal from the floor during the Annual Meeting, but not have such proposal included in our proxy statement, such shareholder can deliver notice in accordance with Article 9, Section 1 of our bylaws to our principal executive offices not later than the 60th day before the first anniversary of the date of the notice date for the preceding year’s annual meeting and no earlier than the 90th day prior to such date. In the event that the date of the Annual Meeting is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting, then notice by the shareholder must be delivered not earlier than the 90th day prior to the Annual Meeting and not later than the later of the 60th day prior to the Annual Meeting or the 10th day following the notice date for such meeting. Any such proposals must be made in accordance with the bylaws and any other applicable law, rule or regulation. A shareholder may obtain a copy of these standards and procedures from our Corporate Secretary.

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Accordingly, notice of a proposal to be made from the floor at the 2014 annual meeting of shareholders must be delivered no earlier than January 1, 2014 and no later than January 31, 2014 in order to be considered timely. A proxy may confer discretionary authority to vote on any matter at a shareholders’ meeting if we do not receive proper notice of the matter within the timeframes described above.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2012 accompanies this Proxy Statement. The Proxy Statement and Annual Report are available at www.ChanticleerHoldings.com.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders

to be held on August 9, 2013

The Proxy Statement and Annual Report are available at www.iproxydirect.com/HOTR

/s/ Michael D. Pruitt
MICHAEL D. PRUITT
Chief Executive Officer

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CHANTICLEER HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – AUGUST 9, 2013 AT 9:00 AM

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Michael D. Pruitt, the true and lawful attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Chanticleer Holdings, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 11220 Elm Lane, Suite 203, Charlotte, NC 28277, on August 9th 2013, at 9:00 a.m. local time, or at any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, dated June 19, 2013.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAI Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**

INT https://www.iproxydirect.com/HOTR

PHO 1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy